Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the report of BGC Partners, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof, each of Howard W. Lutnick, Chairman of the Board and Chief Executive Officer of the Company, and Steven Bisgay, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/ HOWARD W. LUTNICK		/s/ STEVEN BISGAY
Name:	Howard W. Lutnick	Name:	Steven Bisgay
Title:	Chairman of the Board and Chief Executive Officer	Title:	Chief Financial Officer
Date: November 8, 2021